Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AUDDIA INC.

________________________

(Name of Registrant as Specified in its Charter)

________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

AUDDIA INC.

2100 Central Avenue, Suite 200

Boulder, CO 80301

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

To be Held December [***], 2023

Notice is hereby given that the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., will be held on December [***], 2023 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301.

The purpose of the Annual Meeting is the following:

1.	To elect five director nominees to our board of directors, to serve until the Company’s 2023 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal (the “Director Proposal” or Proposal No. 1);

2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Auditor Proposal” or “Proposal No. 2”);

3.	To grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-fifty (1-for-50) split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal” or “Proposal No. 3”;

4.	To authorize, in accordance with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, pursuant to the Company’s Equity Line of Credit (as defined herein) (the “ELOC Issuance Proposal” or “Proposal No. 4”);

5.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Auddia Inc. stockholders of record of our common stock or our Series A preferred stock at the close of business on November [***], 2023, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the five director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2023, “FOR” the Reverse Stock Split Proposal, and “FOR” the ELOC Issuance Proposal, as disclosed in the accompanying proxy statement.

This Proxy Statement and our 2022 Annual Report are also available at www.auddiainc.com.

Your vote is important. Whether or not you are able to attend the Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card.

By order of the Board of Directors,

/s/ Michael Lawless
Michael Lawless
Chief Executive Officer

Boulder, Colorado

November [***], 2023

Table of Contents

PROXY STATEMENT	1
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	8
PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY AS AUDDIA’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023	12
PROPOSAL NO. 3 – REVERSE STOCK SPLIT PROPOSAL	15
PROPOSAL NO. 4 – ELOC ISSUANCE PROPOSAL	20
CORPORATE GOVERNANCE	22
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	31
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	33
PRINCIPAL STOCKHOLDERS	34
REPORT OF THE AUDIT COMMITTEE	35
HOUSEHOLDING	36
STOCKHOLDER PROPOSALS	36
WHERE YOU CAN FIND MORE INFORMATION	37
ANNUAL REPORT	37
OTHER MATTERS	37

AUDDIA INC.

2100 Central Avenue, Suite 200

Boulder, CO 80301

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER [***], 2023

This proxy statement contains information about the 2023 Annual Meeting of Stockholders, or the Annual Meeting, of Auddia Inc., which will be held on December [***], 2023 at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301. You may only attend the Annual Meeting in person.

The board of directors of Auddia Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Auddia Inc.,” “Auddia,” the “Company,” “we,” “us,” “our,” and similar designations refer to Auddia Inc. and, where appropriate, our subsidiaries. The mailing address of our principal executive office is Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2022, or the 2022 Annual Report, available to stockholders on or about November [***], 2023.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in February 2021; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on December [***], 2023:

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The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2022 are being mailed to our stockholders on or about November [***], 2023.

These materials are also available materials available at: www.auddiainc.com.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are also available on the SEC’s website at www.sec.gov.

This proxy statement and our 2022 Annual Report are

available for viewing, printing and downloading at www.vstocktransfer.com/proxy.

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AUDDIA INC.

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Jeff Thramann, Executive Chairman, and Michael Lawless, Chief Executive Officer, as your proxies for the Annual Meeting and you are authorizing Mr. Thramann and Mr. Lawless to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Thramann and Mr. Lawless as proxies to vote on your behalf.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about November [***], 2023, we intend to begin mailing to each stockholder of record entitled to vote at the Annual Meeting the Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2022. Only stockholders who owned our common stock or our Series A preferred stock on November [***], 2023 are entitled to vote at the Annual Meeting.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on November [***], 2023.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock and our Series A preferred stock, or their duly authorized proxies, may attend the Annual Meeting. You may only attend the Annual Meeting in person. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

How do I attend the Annual Meeting?

The Annual Meeting will be held on December [***], 2023, at 9:30 a.m. Mountain Time. The Annual Meeting will be held at the offices of Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301. You may only attend the Annual Meeting in person. Information on how to vote your shares in connection with the Annual Meeting is discussed below.

Who is entitled to vote?

The board of directors has fixed the close of business on November [***], 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

There were [********] shares of our common stock outstanding on November [***], 2023, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of the record date is entitled to one vote for each share of our common stock held by such stockholder.

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The holder of record of the one outstanding share of the Company’s Series A preferred stock will be entitled to 30,000,000 votes for each share of the Company’s Series A preferred stock held on the record date, and has the right to vote only on the Reverse Stock Split Proposal, provided that such votes must be counted in the same proportion as the shares of Common Stock voted on such proposal (excluding any shares of common stock that are not voted). As an example, if 6,000,000 shares of common stock are voted FOR Proposal 3 and 4,000,000 shares of common stock are voted AGAINST Proposal 3, then (i) 60% (18,000,000 votes) of the votes cast by the holder of the Series A preferred stock will be cast as votes FOR Proposal 3 and (ii) 40% (12,000,000 votes) of the votes cast by the holder of the Series A preferred stock will be cast as votes AGAINST Proposal 3. Holders of common stock and Series A preferred stock will vote together on Proposal 3 as a single class.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See below for information on how shares held in street name will be voted without instructions being provided by the beneficial owner.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

·	By Internet (before the Annual Meeting). You may vote at www.vstocktransfer.com/proxy, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on December [***], 2023.
·	By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to December [***], 2023.
·	During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote in person by attending the Annual Meeting in person. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person at the Annual Meeting.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

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How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the Notice of Availability and submitting a new vote by Internet or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that a majority of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items.

Proposal No. 1 (Election of Directors) and Proposal No. 4 (ELOC Issuance Proposal) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.

Proposal 2 (Auditor Proposal) and Proposal 3 (Reverse Stock Split Proposal) are considered “routine” or “discretionary” matters. A broker, therefore, will be permitted to exercise its discretion to vote uninstructed shares on Proposal 2 and Proposal 3.

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What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

Abstentions are included in the tabulation of the voting results on any such proposal and, therefore, will have the same effect as a vote against any such proposal.

What vote is required to adopt each proposal?

Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.

The holder of record of the one outstanding share of the Company’s Series A preferred stock will be entitled to 30,000,000 votes for each share of the Company’s Series A preferred stock held on the record date, and has the right to vote only on the Reverse Stock Split Proposal (Proposal 3), provided that such votes must be counted in the same proportion as the shares of Common Stock voted on such proposal (excluding any shares of common stock that are not voted). Holders of common stock and Series A preferred stock will vote together on Proposal 3 as a single class.

For Proposal No. 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal No. 1. Cumulative voting is not permitted for the election of directors.

Proposal No. 2, the ratification of our independent registered public accounting firm, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal.

Proposal No. 3, the Reverse Stock Split Proposal, requires the affirmative vote of a majority of the voting power of the outstanding common stock and the outstanding Series A preferred stock (voting together as a single class). Abstentions will have the same practical effect as a vote against this proposal. Broker non-votes will have the same practical effect as a vote against this proposal.

Proposal No. 4, the ELOC Issuance Proposal, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice of Availability and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

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How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2024 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2024 annual meeting in late May or early June, 2024. Therefore, we intend to publicly announce the date of the 2023 annual meeting and the Rule 14a-8 deadline in early 2024.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of five members.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated each of Jeffrey Thramann, Michael Lawless, Stephen Deitsch, Timothy Hanlon and Thomas Birch for election as directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and their ages as of November [***], 2023.

Name	Positions and Offices Held with the Company	Director Since	Age
Jeffrey Thramann, M.D.	Executive Chairman and Director	2012	59
Michael Lawless	Chief Executive Officer and Director	2012	61
Stephen Deitsch	Director	2021	52
Timothy Hanlon	Director	2021	57
Thomas Birch	Director	2021	71

Jeffrey Thramann, Executive Chairman. Dr. Thramann founded the Company in 2012 and oversees strategic initiatives, capitalization and governance at the Company. This includes day-to-day involvement in working with senior management to establish the strategic vision of the Company, prioritizing product launches, working with the CEO and CFO on the financial plans of the Company, and assisting the CEO in recruitment and hiring of senior executives and the pursuit of business development activities. It also includes leading efforts to secure capital for the Company, building the board of directors and leading board meetings. In 2002, Dr. Thramann was the founder and became the chairman of Lanx, LLC. Lanx was an innovative medical device company focused on the spinal implant market and created the interspinous process fusion space with the introduction of its patented Aspen product. Lanx was sold to Biomet, Inc., an international orthopedic conglomerate, in 2013. Concurrent with Lanx, in 2006 Dr. Thramann was also the founder and chairman of ProNerve, LLC. ProNerve was a healthcare services company that provided monitoring of nerve function during high risk surgical procedures affecting the brain and spinal cord. ProNerve was sold to Waud Capital Partners, a private equity firm, in 2012. Dr. Thramann is Executive Chairman of Aclarion, Inc. (Nasdaq: ACON), a healthcare technology company that is leveraging biomarkers and proprietary augmented intelligence algorithms to help physicians identify the location of chronic low back pain.

Prior to ProNerve and concurrent with Lanx, Dr. Thramann was the founder and chairman of U.S. Radiosurgery (“USR”). USR is a healthcare services company that provides advanced radiosurgical treatments for tumors throughout the body. USR became the largest provider of robotic guided CyberKnife treatments of such tumors in the U.S. and was sold to Alliance Healthcare Services (Nasdaq: AIQ) in 2011. From 2001 through 2008, Thramann was the founder and senior partner of Boulder Neurosurgical Associates, a neurosurgical practice serving Boulder County, Colorado. Dr. Thramann is the named inventor on over 50 U.S. and international issued and pending patents. He completed his neurosurgical residency and complex spinal reconstruction fellowship at the Barrow Neurological Institute in Phoenix, AZ, in 2001. He is a graduate of Cornell University Medical College in New York City and earned a BS in electrical engineering management at the U. S. Military Academy in West Point, NY.

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Michael Lawless, Chief Executive Officer and Director. Mr. Lawless is a technology startup veteran having held key leadership positions in research and development, engineering, product development and operations. Prior to joining the Company in 2012, from 2009 to 2011 he was one of the founding executives and Chief Operating Officer of Trada, Inc., a company engaged in the business of crowdsourced digital ad campaign creation and management. In addition to establishing the business operations and processes for Trada, he was responsible for building and managing the product team and operating their internet advertising marketplace SaaS product. He earned a BS in Human Factors Engineering from the U.S. Air Force Academy and his master’s degree in Experimental Psychology with an emphasis on Human-Computer Interaction from The University of Dayton.

Stephen Deitsch, Director. Mr. Deitsch has extensive strategic, operational, and financial leadership experience at both publicly traded and privately held companies. Since September 2020, Mr. Deitsch has served as Chief Financial Officer of Paragon 28, Inc. (NYSE: FNA), a leading global orthopedics company. From April 2017 to August 2019, Mr. Deitsch served as Senior Vice President and Chief Financial Officer of BioScrip, Inc. (formerly Nasdaq: BIOS) which is now part of Option Care Health, Inc. (Nasdaq: OPCH). From August 2015 to April 2017, Mr. Deitsch served as Executive Vice President, Chief Financial Officer and Corporate Secretary of Coalfire, Inc., a leading cyber-security firm. Mr. Deitsch served as the Chief Financial Officer of Biomet Spine, Bone Healing, and Microfixation from July 2014 to July 2015 and as Vice President Finance, Corporate Controller of Biomet, Inc. from February 2014 to July 2014. Mr. Deitsch was the Chief Financial Officer of Lanx, Inc. from September 2009 until it was acquired by Biomet in October 2013. From 2002 to 2009, Mr. Deitsch served in various senior financial leadership roles at Zimmer Holdings, Inc. (formerly NYSE: ZMH and now part of Zimmer Biomet, Inc NYSE: ZBH). Mr. Deitsch has been a director of Green Sun Medical, a privately held medical device company, since October 2017. Mr. Deitsch is a director of Aclarion, Inc. (Nasdaq: ACON), a healthcare technology company that is leveraging biomarkers and proprietary augmented intelligence algorithms to help physicians identify the location of chronic low back pain. Mr. Deitsch holds a B.S. in Accounting from Ball State University and has an inactive CPA license.

Timothy Hanlon, Director. Mr. Hanlon is the founder and Chief Executive Officer of the Chicago-based Vertere Group, LLC – a boutique strategic consulting and advisory firm focused on helping forward-leaning media companies, brands, entrepreneurs, and investors benefit from rapidly changing technological advances in marketing, media and consumer communications. Prior to forming Vertere in 2012, Mr. Hanlon created and led corporate ventures practices at marketing agency holding companies Publicis Groupe and Interpublic Group, overseeing 70+ early-stage investments and partnerships – including over two dozen successful M&A and IPO exits – with notable firms such as: PlutoTV (acquired by ViacomCBS); Data+Math (LiveRamp); Clypd (AT&T/Xandr); Sling Media (Echostar/Dish Network); Navic Networks (Microsoft); Brightcove (IPO); and Visible World (Comcast), among others. Previously, Mr. Hanlon was Senior Vice President/Director, Emerging Contacts for Publicis’ iconic media agency Starcom MediaVest Group, where he was chiefly responsible for pioneering all US client activity and agency initiatives in the field of emerging media technologies – including the establishment of the firm’s ground-breaking “TV 2.0 Practice,” centered around evolutionary television platforms. Mr. Hanlon has over 25 years of extensive executive experience in traditional, digital and “emerging” media & marketing – and his insights into the future of media, advertising and marketing are regularly seen in major electronic, print and trade press outlets. Mr. Hanlon holds an MBA from the University of Chicago, Booth Graduate School of Business, and a BA from Georgetown University.

Thomas Birch, Director. Mr. Birch brings over 50 years of on-air, online, media, media research and media brokerage experience. Since 2005, Mr. Birch has been the owner and CEO of Lakes Media LLC, a six station radio group operating in southern Virginia and northern North Carolina. In addition, since 2018 Mr. Birch has also been a Director of Media Services Group, one of the nation’s largest brokers of radio stations, television stations, broadcast towers and other broadcast-related entities. Mr. Birch was the founder and CEO of Birch Research Corporation, a syndicated radio ratings and market research company. In 1987, Birch Research was acquired by Dutch publishing conglomerate VNU (now known as Nielsen). Following the sale, the company merged with VNU subsidiary Scarborough Research and was renamed Birch/Scarborough Research. Mr. Birch served as Chairman and CEO of the merged Birch/Scarborough entity until his departure in 1990. At its peak, Birch/Scarborough employed more than 1,200 people nationwide and maintained sales offices in New York, Chicago, Los Angeles, Atlanta, and Dallas and through its Canadian subsidiary Birch Radio/Canada, had offices in Toronto and Montreal. Mr. Birch was a Partner and Chief Financial Officer of Simmons Market Research Bureau from 2001 to 2003, where he significantly reduced operating expenses, increased operating profits and refinanced company debt which enabled the company to avoid bankruptcy and be positioned for acquisition in 2004 by Experian. From 1990 through 1999, Mr. Birch was owner and CEO of Opus Media Group, a radio group owner with stations operating in Florida, Georgia, Louisiana and Mississippi. Mr. Birch is a member of the National Association of Broadcasters Committee on Local Radio Audience Measurement (COLRAM), and continues to have a voice in the improvement of audience measurement metrics from Nielsen Audio and other research providers. Mr. Birch is a native of Binghamton, NY and holds a BS from the School of Industrial and Labor Relations at Cornell University.

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Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the five director nominees receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Jeffrey Thramann, Michael Lawless, Stephen Deitsch, Timothy Hanlon and Thomas Birch as directors, to serve for a term ending at the annual meeting of stockholders to be held in 2024.

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Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Auddia and their ages as of November [***], 2023.

Name	Positions and Offices Held with the Company	Officer Since	Age
Peter Shoebridge	Chief Technology Officer	2013	60

Peter Shoebridge, Chief Technology Officer. Mr. Shoebridge joined the Company in 2013 and has over 35 years of professional experience in the software development industry. He has been involved with internet related technologies since 1996. From 2008 to 2012, he was the CEO and co-founder of Blue Yonder Gaming, Corp., a casino gaming systems and gaming company. Prior to Blue Yonder he was Vice President of engineering at Sona Mobile, Inc and led the team that built the first wireless gaming system to receive federal regulatory approval. He also led the team that built the Sona Gaming System, a server-based gaming platform. Mr. Shoebridge has worked in many different technology sectors including the real-time financial industry, casino gaming including bingo systems, accounting and automotive. He was educated in London, England.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF

OF HAYNIE & COMPANY AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023

The audit committee of our board of directors has appointed of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Auddia’s stockholders are being asked to ratify this appointment. Haynie & Company has served as Auddia’s independent registered public accounting firm since August 29, 2023.

The audit committee is solely responsible for selecting Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Stockholder approval is not required to appoint Haynie & Company as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Haynie & Company to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Haynie & Company. If the selection of Haynie & Company is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Auddia and its stockholders.

A representative of Haynie & Company is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the date of its engagement, the Company did not consult with Haynie & Company regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and Haynie & Company did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Resignations of Daszkal Bolton LLP and CohnReznick LLP

The firm of Daszkal Bolton LLP, independent registered public accounting firm, served as the independent registered public accounting firm for the Company from 2020 through May 8, 2023.

On March 8, 2023, the Company was advised by Daszkal Bolton LLP that it had completed a combination agreement with CohnReznick LLP, and that Daszkal Bolton LLP would resign as the Company’s independent registered public accounting firm.

On May 8, 2023, Daszkal Bolton LLP affirmed to the Company that it had resigned as the Company’s independent registered accounting firm. On May 8, 2023, upon the approval of the audit committee, the Company engaged CohnReznick LLP as the Company’s new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 and interim periods.

On July 10, 2023, the audit committee of the Company was notified by CohnReznick LLP of its decision to resign as the independent registered public accounting firm of the Company effective upon the filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. Upon the filing of the Form 10-Q on August 24, 2023, CohnReznickLLP resigned.

Daszkal Bolton LLP’s reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. The reports had been prepared assuming that the Company would continue as a going concern, and the 2022 report included an explanatory paragraph regarding the Company’s ability to continue as a going concern as result of recurring loses and a deficiency in shareholders’ equity.

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In addition, during the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the effective date of Daszkal Bolton LLP’s resignation, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Daszkal Bolton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Daszkal Bolton LLP’s satisfaction, would have caused Daszkal Bolton LLP to make reference to the subject matter of disagreement in connection with its reports on the Company’s consolidated financial statements for such years; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that Daszkal Bolton LLP advised the Company of material weaknesses in its internal control over financial reporting as of December 31, 2021 and 2022.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the date of its engagement, the Company did not consult with CohnReznick LLP regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and CohnReznick LLP did not provide a written report or oral advice on any accounting, auditing or financial reporting issue that CohnReznick LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

The Company engaged CohnReznick LLP as its independent registered public accounting firm on May 8, 2023. Since May 8, 2023 through the effective date of CohnReznick LLP’s resignation, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and CohnReznick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to CohnReznick LLP’s satisfaction, would have caused CohnReznick LLP to make reference thereto in its reports on the financial statements for such period; and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K, except that CohnReznick advised the Company of material weaknesses in its internal control over financial reporting as of March 31, 2023.

Independent Registered Public Accounting Firm Fees

The following is a summary and description of fees incurred by Daszkal Bolton LLP for the fiscal year ended December 31, 2022, and 2021:

	2022	2021
Audit fees (1)	$102,500	$127,000
Tax fees	–	–
All other fees (2)	–	28,160
Total fees	$102,500	$155,160

________________________

(1)	Audit fees consist of fees for the audit of our annual financial statements and the review of our interim financial statements.
(2)	Consists of services provided in connection with the registration statement for the IPO of our common stock, which was completed in February 2021.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During fiscal years 2021 and 2020, no services were provided to us by Dazkal Bolton other than in accordance with the pre-approval policies and procedures described above.

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Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent public accountants. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Haynie & Company as Auddia’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

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PROPOSAL NO. 3 — REVERSE STOCK SPLIT PROPOSAL

Our board of directors has approved an amendment to our Certificate of Incorporation, as amended, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one (1) year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination within a range of one-for-five (1-for-5) to a maximum of a one-for-fifty (1-for-50) split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split.

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-fifty (1-for-50) split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

The Company’s primary reason for approving and recommending the Reverse Stock Split is to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base, and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

On April 24, 2023, we received a written notice from the Nasdaq Stock Market LLC (“Nasdaq”) that we were not in compliance with Nasdaq Listing Rule 5550(a)(2), as the minimum bid price of our common stock had been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we had 180 days to regain compliance with the minimum bid price requirement. If at any time during this 180 calendar day period the bid price of the Company’s common stock closes at or above $1.00 per share for a minimum of ten consecutive business days, the Nasdaq staff will provide the Company with a written confirmation of compliance and the matter will be closed.

On October 24, 2023, the Company received a written notice from the Nasdaq staff indicating that the Company had not regained compliance with the bid price requirement. As a result, the Staff determined to delist the Company’s common stock from Nasdaq, unless the Company timely requested an appeal of the Staff’s determination to a Hearings Panel (the “Panel”), pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series.

The Company has requested a hearing before the Panel to appeal the October notice and to address compliance with the bid price requirement. While the appeal process is pending, the suspension of trading of the Company’s common stock, will be stayed and the Common Stock will continue to trade on The Nasdaq Capital Market until the hearing process concludes and the Panel issues a written decision.

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Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is implemented, that the Company’s bid price of the Company’s common stock will be sufficient, over time, for the Company to regain or maintain compliance with the Nasdaq minimum bid price requirement.

In addition, the Company believes the Reverse Stock Split will make its common stock more attractive to a broader range of investors, as it believes that the current market price of the common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. The Company believes that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if implemented, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

The voting standard for approving the Reverse Stock Split is the affirmative vote of a majority of the voting power of the Company’s outstanding shares. That approval standard is higher than the standard used for many other matters that stockholders vote on (typically, a majority of the shares present at a meeting in person or represented by proxy). Under the higher standard applicable to the Reverse Stock Split, if stockholders abstain or do not vote their shares, those abstentions and non-votes would have the same practical effect as a vote against Proposal 3.

In order to attempt to ensure that enough votes are voted at the Annual Meeting to decide the Reverse Stock Split proposal, on November [***], 2023, we issued one share of our Series A preferred stock to our Executive Chairman, Jeffrey Thramann. The terms of the Series A preferred stock are set forth in a Certificate of Designation of Series A Preferred Stock (the “Certificate of Designation”), filed with the Secretary of State of the State of Delaware, and effective on November [***], 2023. The Series A preferred stock does not have any voting rights except with respect to a reverse stock split proposal, including the Reverse Stock Split proposal presented at the Special Meeting, or otherwise as required by law. With respect to the Reverse Stock Split proposal, the outstanding share of Series A preferred stock is entitled to 30,000,000 votes on such proposal.

The votes by the holder of Series A preferred stock, however, will be counted in the same “mirrored” proportion as the aggregate votes cast by the holders of Common Stock who vote on this proposal (but excluding any shares of common stock that are not voted).

For example, if 6,000,000 shares of common stock are voted FOR Proposal 3 and 4,000,000 shares of common stock are voted AGAINST Proposal 3, then (i) 60% (18,000,000 votes) of the votes cast by the holder of the Series A preferred stock will be cast as votes FOR Proposal 2 and (ii) 40% (12,000,000 votes) of the votes cast by the holder of the Series A preferred stock will be cast as votes AGAINST Proposal 3.

Holders of common stock and the holder of the one outstanding share of Series A preferred stock will vote together on Proposal 3 as a single class.

The Board of Directors determined that it was in the best interests of the Company to provide for the special voting feature of the Series A preferred stock in order to assure that sufficient votes would be cast on the Reverse Stock Split proposal to decide the matter. Due to the required proportional voting structure of the Series A preferred stock that mirrors the actual voting by holders of the common stock, the supermajority voting will serve to reflect the voting preference of the holders of common stock that actually vote on the matter, whether for or against the proposal, and therefore will not override the stated preference of the holders of common stock.

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The one outstanding share of Series A preferred stock shall be redeemed in whole, but not in part, at any time (i) if such redemption is ordered by the Board of Directors in its sole discretion, or (ii) automatically upon the effectiveness of the amendment to the Certificate of Incorporation implementing the Reverse Stock Split.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

Under our charter, the Company currently is authorized to issue 100,000,000 shares of common stock. The Company currently has approximately [***] million common shares outstanding. The Reverse Stock Split will have no effect on the number of common shares that we are authorized to issue under our charter. By reducing the number of common shares outstanding without reducing the number of available but unissued common stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The amount of this increase will vary depending on which final Reverse Stock Split ratio is selected by the Board immediately prior the implementation of the Reverse Stock Split.

The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

•	an individual citizen or resident of the United States;

•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our ordinary shares for a lesser number of ordinary shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of ordinary shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the ordinary shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the voting power of the outstanding shares of common stock and outstanding Series A preferred stock of the Company entitled to vote, voting together as a single class, on this item at the Special Meeting is required for approval of this Proposal 3. Proxies solicited by our Board of Directors will be voted for approval of this Proposal 3 unless otherwise specified.

Board Recommendation

The board of directors unanimously recommends a vote “FOR” Proposal 3.

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PROPOSAL NO. 4 — APPROVAL OF ELOC ISSUANCE PROPOSAL

Our stockholders are being asked to approve the issuance of all of the Purchase Notice Shares (defined below) and issuance of the Commitment Shares (defined below) which together are in excess of 19.99% (or 3,987,449 shares of common stock) of the shares of the common stock outstanding immediately prior to the execution of that certain common stock purchase agreement (the “Exchange Cap”) dated as of November 6, 2023, by and between the Company and White Lion Capital, LLC (“White Lion”) (the “Purchase Agreement”). Upon stockholder approval, the Company will able to issue more than 19.99% of the shares of the common stock outstanding pursuant to the Purchase Agreement without further action from the stockholders and without violating applicable Nasdaq rules.

Terms of the Purchase Agreement

Pursuant to the Purchase Agreement, subject to specified terms and conditions, the Company may sell to White Lion up to $10 million (the “Investment Amount”) of shares of common stock (the “Purchase Notice Shares”) from time to time during the term of the Purchase Agreement (the “Equity Line of Credit”). In connection with the Equity Line of Credit, the Company also agreed to file a registration statement with the SEC covering the resale of shares of common stock issued or sold to White Lion under the Purchase Agreement (the “Registration Statement”).

The Company cannot issue any additional shares to White Lion until the date that the Registration Statement covering the resale of shares of common stock that have been and may in the future be issued to White Lion under the Purchase Agreement, which the Company agreed to file with the SEC in connection with the Equity Line of Credit, is declared effective by the SEC and a final prospectus in connection therewith is filed and all of the other conditions set forth in the Purchase Agreement are satisfied (such date, the “Commencement Date”). Such Registration Statement was filed with the SEC on November [***], 2023, but has not yet been declared effective by the SEC.

Subject to the satisfaction of certain customary conditions, the Company’s right to sell shares to White Lion will commence on the Commencement Date and extend until December 31, 2024, unless the Company has exercised its right in full to sell shares to White Lion under the Purchase Agreement prior to such date (the period beginning on the effective date and ending on the earlier of such dates, the “Commitment Period”). During such term, subject to the terms and conditions of the Purchase Agreement, the Company shall notify (such notice, a “Purchase Notice”) White Lion when the Company exercises its right to sell shares (the effective date of such notice, a “Notice Date”). The Purchase Notice may be a Fixed Purchase Notice, a Rapid Purchase Notice or a VWAP Purchase Notice, each as described below.

The number of shares sold pursuant to any such notice may not exceed the lesser of (i) 30% of the Average Daily Trading Volume for the common stock traded on Nasdaq and (ii) $1,000,000 divided by the highest closing price of the common stock over the most recent five business days immediately preceding receipt of the applicable Purchase Notice from the Company, and can be increased at any time at the sole discretion of White Lion, up to 9.99% of the outstanding shares of the Company.

Under a Fixed Purchase Notice, the purchase price to be paid by White Lion for any such shares will equal 85% of lowest daily VWAP of the common stock during a period of five consecutive business days prior to, ending on and including the applicable Notice Date. Under a VWAP Purchase Notice, the purchase price to be paid by White Lion will equal 90% of the VWAP of the common stock during the two consecutive business days commencing on and including the applicable Notice Date. Under a Rapid Purchase Notice, the purchase price to be paid by White Lion will equal 85% of the VWAP of the common stock on the applicable Notice Date, unless notice is provided after 9:00 a.m. New York time on any business day, in which case the purchase price to be paid by White Lion will equal the lowest traded price of the Company’s common stock on the applicable Notice Date.

The Company may terminate the Purchase Agreement at any time in the event of a material breach of the Common Stock Purchase Agreement by White Lion, which shall be effected by written notice being sent by the Company to White Lion. In addition, the Purchase Agreement shall automatically terminate on the earlier of (i) the end of the Commitment Period or (ii) the date that, pursuant to or within the meaning of any bankruptcy law, the Company commences a voluntary case or any person commences a proceeding against the Company, a custodian is appointed for the Company or for all or substantially all of its property or the Company makes a general assignment for the benefit of its creditors.

The Purchase Agreement also prohibits the Company from directing White Lion to purchase any shares of common stock if those shares, when aggregated with all other shares of common stock then beneficially owned by White Lion and its affiliates, would result in White Lion and its affiliates having beneficial ownership, at any single point in time, of more than 9.99% of the then total outstanding shares of common stock.

The Company’s net proceeds under the Purchase Agreement will depend on the frequency of sales and the number of shares sold to White Lion and the prices at which the Company sells shares to White Lion. The Company expects that any net proceeds it receives from such sales to White Lion will be used for general corporate purposes, including working capital.

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Nasdaq

Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).

Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. The Company may not issue or sell to White Lion under the Purchase Agreement more than 19.99% of the shares of the common stock outstanding immediately prior to the execution of the Purchase Agreement unless (i) stockholder approval is obtained or (ii) the issuances and sales of common stock pursuant to the Purchase Agreement are not deemed to be less than the Minimum Price.

Additional Information

This summary is intended to provide you with basic information concerning the Purchase Agreement and the Equity Line of Credit. The full text of the Purchase Agreement was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on November 6, 2023 (the “November 6 Form 8-K”). The November 6 Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.

Effect on Current Stockholders if the ELOC Issuance Proposal is Approved

Each additional share of our common stock that would be issuable to White Lion, would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of shares of our common stock to White Lion pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding common stock, but such issuances will have a dilutive effect on the existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Further, any sales in the public market of our shares of common stock issuable to White Lion could adversely affect prevailing market prices of our shares of common stock.

Effect on Current Stockholders if the ELOC Issuance Proposal is Not Approved

The Company is not seeking the approval of its stockholders to authorize its entry into the Purchase Agreement or any related documents, as the Company has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal No. 4 will not negate the existing terms of the documents, which will remain binding obligations of the Company.

If the stockholders do not approve this Proposal No. 4, the Company will be limited in its ability to issue Purchase Notice Shares pursuant to the Purchase Agreement. The Board and the management of the Company believe that the potential to use the Equity Line of Credit would provide the Company flexibility in how it implements its business plans and ultimately generates value for its stockholders.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required for the approval of this Proposal 4. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this Proposal 4. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal 4.

The board of directors recommends voting “FOR” Proposal No. 4 to approve the ELOC Issuance Proposal.

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CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

·	Nominees should demonstrate high standards of personal and professional ethics and integrity.
·	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
·	Nominees should have skills that are complementary to those of the existing board.
·	Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.
·	Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock was approved for listing on The Nasdaq Capital Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C- 1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

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Our board of directors has determined that all members of the board of directors, except Jeffrey Thramann and Michael Lawless, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Director Diversity

The following Board Diversity Matrix presents our board of directors’ diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of November 9, 2023)

Board Size: Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors		5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Under Nasdaq listing rule 5605(f), the Company is required to (i) have at least one diverse director or (ii) explain why it does not have at least one diverse director on its board. The Company does not currently have at least one diverse director on the board at this time.

The Company’s financial resources and liquidity at present are quite limited. Because of these limitations, our board has determined not to expand the number of directors on our board at this time. The Company intends to expand the board to include one or more additional diverse members once the Company’s resources and liquidity position improves.

Board Committees

Our board has three committees, consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.auddiainc.com/corporate-governance.

The table below shows current membership for each of the standing committees of our board of directors.

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee
Stephen Deitsch*	Timothy Hanlon*	Thomas Birch*
Timothy Hanlon	Stephen Deitsch	Stephen Deitsch
Thomas Birch	Thomas Birch	Timothy Hanlon

__________________

* Denotes committee chair.

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Audit Committee

Stephen Deitsch, Timothy Hanlon and Thomas Birch serve on the audit committee, which is chaired by Stephen Deitsch. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Stephen Deitsch as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2022, the audit committee met five times. The audit committee’s responsibilities include:

·	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
·	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
·	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
·	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
·	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
·	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
·	overseeing the company’s risk management protocols and procedures, including our information security and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;
·	recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
·	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
·	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
·	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
·	reviewing quarterly earnings releases.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Stephen Deitsch, Timothy Hanlon and Thomas Birch serve on the compensation committee, which is chaired by Timothy Hanlon. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2022, the compensation committee (formerly our “compensation, nomination and corporate governance committee”) met five times. The compensation committee’s responsibilities include:

·	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
·	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the board of directors any grants and awards to our Chief Executive Officer under equity-based plans;
·	reviewing and approving the compensation of our other executive officers;
·	reviewing and establishing our overall management compensation philosophy and policy;
·	overseeing and administering our compensation and similar plans;
·	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
·	reviewing and approving our policies and procedures for the grant of equity-based awards;
·	reviewing and recommending to the board of directors the compensation of our directors; and
·	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
·	preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and
·	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

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Nominating and Corporate Governance Committee

Stephen Deitsch, Timothy Hanlon and Thomas Birch serve on the nominating and corporate governance committee, which is chaired by Thomas Birch. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee held four meetings during the fiscal year ended December 31, 2022. The nominating and corporate governance committee’s responsibilities include:

·	reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;
·	developing and recommending to the board of directors criteria for board and committee membership;
·	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
·	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
·	identifying individuals qualified to become members of the board of directors;
·	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
·	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
·	reviewing and overseeing the company’s strategy, initiatives, and policies related to diversity and inclusion, and ethics and compliance programs; and
·	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our executive officers. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors may from time to time establish other committees.

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year for directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

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Minimum Qualifications for Director Nominees.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committee’s and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board.

Board and Committee Meetings Attendance

The full board of directors met eight times during fiscal year 2022. Each incumbent director attended in person or participated via teleconference in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director), and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We expect that several of our directors will attend the 2023 Annual Meeting of Stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers and directors, except for transactions involving our publicly traded Series A Warrants.

Rule 10b5-1 Sales Plans

Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including all of our executive officers. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.auddiainc.com/corporate- governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

The board does not have an express policy on whether the role of chairman of the board should be combined or separated from the role of the CEO or any other executive officer position. Instead, the board prefers to maintain the flexibility to determine which leadership structure best serves the interests of Auddia and its stockholders based on the evolving needs of the Company. We currently have a combined leadership structure where our chairman is also an executive officer of the Company. Where the chairman and an executive officer role are combined as they are currently, our corporate governance guidelines require that we have a lead independent director position to complement the chairman’s role and to serve as the principal liaison between the non-employee directors and the chairman. Mr. Deitsch currently serves as our lead independent director, providing effective, independent leadership of our board through his set of roles and responsibilities.

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Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day- to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Auddia

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Auddia Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, 2100 Central Avenue, Suite 200, Boulder, CO 80301.

For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Auddia Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, 2100 Central Avenue, Suite 200, Boulder, CO 80301.

We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s counsel and a copy of such communication may be retained for a reasonable period of time. You may submit your concern anonymously or confidentially.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (800)-916-7037.

Director Compensation

Our non-employee directors began serving on our board following our February 2021 IPO. Our Executive Chairman, Dr. Thramann, and our President and Chief Executive Officer, Mr. Lawless, do not receive compensation for their services as a director.

Our board of directors approved the following compensation for our non-employee directors in 2022. Our non-employee directors will receive annual cash compensation of (i) $25,000 for service on the board (ii) $20,000 for service as the Audit Committee chair, (iii) $10,000 for Compensation Committee chair, and (iv) $10,000 for Nominating and Governance Committee chair. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2022:

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Non-Employee Director Compensation Table

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2022:

	Fees Earned or Paid	Stock Awards	Option Awards ($)	All Other
Name	in Cash ($)	($)(1)	($)	Compensation ($)	Total ($)
Stephen Deitsch	45,000	–	–	–	45,000
Timothy J. Hanlon	35,000	–	–	–	35,000
Thomas Birch	35,000	–	–	–	35,000

(1)	Represents the grant date fair value of RSU awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our consolidated financial statements included in our 2022 Annual Report.

Executive Compensation

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual who served as our principal executive officer during our fiscal year 2022, and our next two most highly compensated executive officers in respect of their service to our Company for fiscal year 2022. We refer to these individuals as our named executive officers. Our named executive officers for fiscal year 2022 are:

·	Jeffrey Thramann, our Executive Chairman;
·	Michael Lawless, our Chief Executive Officer; and
·	Peter Shoebridge, our Chief Technical Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for our executives is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options and/or RSUs. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

2022 Summary Compensation Table

The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	All Other Compensation ($)	Total ($)
Jeffrey Thramann	2022	300,000(1)	-0-	425,513	-0-	-0-	725,513
Executive Chairman	2021	255,200(1)	-0-	418,500	-0-	-0-	718,500

Michael Lawless	2022	260,000	-0-	-0-	271,746	-0-	531,746
Chief Executive Officer	2021	260,000	-0-	-0-	801,452	-0-	1,061,452

Peter Shoebridge	2022	225,000	-0-	-0-	101,828	-0-	326,828
Chief Technology Officer	2021	225,000	-0-	-0-	474,602	-0-	699,602

____________________

(1)	Beginning after the Company’s IPO, Dr. Thramann earns an annual salary of $300,000.
(2)	The “Bonus” column represents discretionary bonuses earned pursuant to our annual incentive bonus program. Each of Dr. Thramann, Mr. Lawless and Mr. Shoebridge is each eligible to receive a bonus based on the achievement of certain business goals set by our Board on an annual basis. The maximum bonus opportunity for each of Messrs. Thramann, Lawless and Shoebridge, expressed as a percentage of their base salary, is 50%.
(3)	Represents the grant date fair value of RSU and stock option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For information regarding assumptions underlying the valuation of equity awards, see Note 9 to our consolidated financial statements included in our 2022 Annual Report.

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Outstanding Equity Awards at 2022 Fiscal Year End Table

The following table presents information regarding all outstanding stock options and stock awards held by each of our named executive officers on December 31, 2022.

		Option Awards(1)				Stock Awards(1)(2)

		Number of	Number of			Number of	Market
		Securities	Securities			Shares or	Value of
		Underlying	Underlying			Units of	Shares or
		Unexercised	Unexercised	Option		Stock That	Units That
		Options	Options	Exercise	Option	Have Not	Have Not
	Grant	(#)	(#)	Price	Expiration	Vested	Vested
Name	Date	Exercisable	Unexercisable	($)	Date	(#)	($)(4)(3)
Dr. Jeffrey Thramann	8/11/2021(4)	–	–	–	–	75,000	72,000
	2/16/2022(5)	–	–	–	–	150,000	144,000
	12/9/2022(6)	–	–	–	–	132,983	127,664

Michael Lawless	8/15/2019(7)	74,635	5,871	4.26	8/15/2029	–	–
	8/11/2021(8)	75,000	75,000	2.79	8/11/2031	–	–
	9/8/2022(9)	141,491	141,492	1.21	9/8/2032	–	–

Peter Shoebridge	8/15/2019(7)	25,408	1,999	4.26	8/15/2029	–	–
	8/11/2021(8)	75,000	75,000	2.79	8/11/2031	–	–
	9/8/2022(9)	53,201	53,202	1.21	9/8/2032	–	–

_______________________

(1)	Each equity award is subject to the terms of our 2021 or 2013 Equity Incentive Plan.
(2)	All RSUs are settled, and shares delivered on the vesting date. Accordingly, there are no vested RSUs that remain outstanding.
(3)	Based on the closing price of a share of the Company’s common stock on the Nasdaq Capital Market of $0.96 on December 30, 2022.
(4)	Represents RSU awards that vest 50% on February 16, 2022, 25% on February 16, 2023, and 25% on February 16, 2024.
(5)	Represents RSU awards that vest 33% on February 16, 2023, 33% on February 16, 2024, and 34% on February 16, 2025.
(6)	Represents RSU awards that vest 100% on February 16, 2023.
(7)	2019 grant represents option awards that vest 50% on August 15, 2019, grant date. The remaining portion of the option vests equally over 48 months.
(8)	2021 grant represents option awards that vest 50% on August 12, 2022, 25% on February 16, 2023, and 25% on February 16, 2024.
(9)	2022 grant represents option awards that vest 50% on the September 8, 2022, grant date. The remaining portion of the option vests in two equal installments on February 16, 2023, and February 16, 2024.

Employment Arrangement with Dr. Thramann

Commencing after our February 2021 IPO, Dr. Thramann earns an annual salary of $300,000 for his service as our Executive Chairman.

Employment Agreement with Mr. Lawless

On October 13, 2021, we entered into an employment agreement with Mr. Lawless, which supersedes and replaces a prior employment agreement dated February 6, 2012. The employment agreement provides for an initial annual base salary of $260,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Lawless, expressed as a percentage of base salary, is 50%.

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If the Company terminates Mr. Lawless’s employment without cause or Mr. Lawless terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Lawless’ employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

Employment Agreement with Mr. Shoebridge

On October 13, 2021, we entered into an employment agreement with Mr. Shoebridge, which supersedes and replaces a prior employment agreement dated April 1, 2014. The employment agreement provides for an initial annual base salary of $225,000 as well as an entitlement to an annual incentive bonus, upon certain conditions, in an amount determined by our board of directors. The target annual bonus for Mr. Shoebridge, expressed as a percentage of base salary, is 50%.

If the Company terminates Mr. Shoebridge’s employment without cause or Mr. Shoebridge terminates for good reason, he is entitled to receive nine months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year. In addition, in the event of a change of control and a subsequent termination of Mr. Shoebridge’s employment without cause, the Company will accelerate the vesting of all of unvested stock options as of the later of the effective date of the change in control and the last day of service.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

The following table provides certain information as of December 31, 2022, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity Compensation Plans Approved by Stockholders (1)	1,903,281	1.74	511,056

Equity Compensation Plans Not Approved by Stockholders	–	–	–

Total	1,903,281	1.74

_______________

(1)	Consists of stock options granted under the Clip Interactive, LLC 2013 Equity Incentive Plan, as amended and the Auddia Inc. 2021 Equity Incentive Plan, as amended. We ceased granting awards under the 2013 Plan upon the implementation of the 2021 Plan described below.

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The Company’s 2021 Equity Incentive Plan became effective upon the completion of the IPO in February 2021 and serves as the successor equity incentive plan to the 2013 Plan.

The 2021 Equity Incentive Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2022 and ending in 2030 equal to the lesser of (a) five percent (5%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (b) such smaller number of shares of stock as determined by our board of directors. On January 1, 2022 and 2023, the Company had an additional 620,820 and 632,747 shares added to the 2021 Equity Incentive Plan, respectively, pursuant to the evergreen provision.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under the sections entitled “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2021, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which:

·	the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total asset amounts at December 31, 2022); and
·	in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

The Company previously had a line of credit with a bank. Prior to the Company’s IPO, the available principal balance under the line of credit was $6,000,000. The line of credit was collateralized by all assets of the Company as well as certain cash assets of two shareholders in control accounts at the lender, Richard Minicozzi, who beneficially owns approximately 14.49% of our outstanding common stock, and Jeffrey Thramann, our Executive Chairman. Mr. Minicozzi’s control account had a balance of $2,000,000 and Dr. Thramann’s control account had a balance of $4,000,000. Dr. Thramann also personally guaranteed the full amount of the loan. The outstanding balance on the line of credit at December 31, 2020 was $6,000,000. Following the closing of our IPO, the Company used $4,000,000 of the proceeds to repay $4,000,000 to the bank. The maximum outstanding amount of the line of credit was then reduced to $2,000,000. The bank has released the control accounts of Mr. Minicozzi and Dr. Thramann. Dr. Thramann no longer personally guarantees the line of credit. In July 2021, we paid the remaining outstanding $2.0 million out of our restricted cash and terminated our line of credit.

The fees paid by the Company to Mr. Minicozzi on the $2,000,000 collateral arrangement were 33% percent of the collateral amount annually, plus there is an annual renewal fee of $50,000 and a $15,000 delayed payment fee for the first year in addition to warrants to purchase 300,000 shares of LLC common units due annually with $867,398 and $843,817 being recorded as interest expense for the years ended December 31, 2019 and 2018, respectively. During 2018 a partial payment was made on the accruing collateral fees due of $364,944. Subsequently in 2018, the shareholder subscribed to purchase 4,530,861 LLC common units for $0.023 per share for a total of $104,210 which was offset against the interest due on the collateral arrangement. The balance outstanding on the collateral at December 31, 2019 and 2018 was $1,017,938 and $875,540, respectively. In connection with our IPO, all unpaid amounts owed to Mr. Minicozzi were converted at a discount to the per share IPO price into shares of common stock. Following the closing of our IPO, the collateral arrangement with Mr. Minicozzi was terminated.

During 2017 and 2018, the Company entered into notes payable (the "Notes") with Dr. Thramann for $330,000 and $100,000, respectively, $60,000 of the $100,000 was repaid in 2018. The Notes did not accrue interest and did not have a stated maturity date. The Notes were expected to be repaid as cash flow permitted. During 2018, the Notes, with an outstanding balance of $370,000, were converted into 3,217,065 Series C LLC preferred units at $0.115 per unit in connection with the Series C unit exchange. (See Notes 9 and 10 in the financial statements contained in our 2022 Annual Report).

In October 2019, Dr. Thramann obtained $400,000 of short term financing from an unrelated lender. Dr. Thramann then agreed to make the proceeds of that short term financing available to the Company. In exchange, the Company assumed responsibility for all payments and charges (including principal, interest and fees) required under such short term financing. Under the agreement, the Company was advanced $200,000 net of $12,000 in closing fees and the remaining $200,000 was put into an escrow account. A $100,000 loan financing fee is also due at maturity. On December 2019, the Company made a principal payment of $57,000. The remaining $243,000 of principal and loan financing fees was paid on January 30, 2020.

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In February 2020, Dr. Thramann obtained a new $500,000 short term financing from the same unrelated lender. Dr. Thramann then agreed to make the proceeds of that short term financing available to the Company. In exchange, the Company assumed responsibility for all payments and charges (including principal, interest and fees) required under such short term financing. Under the agreement, the Company was advanced $485,000 net of $15,000 in closing fees and immediately put $140,741 into an escrow account. Repayment of the principal and loan financing fee occurs through weekly payments of $17,593 until the loan and financing fee is paid in full. The loan financing fee increases with the length of the payback period and is maximized at $165,000 after month five. The loan was repaid in full following the IPO.

Dr. Thramann purchased 969,000 IPO units in our IPO at the per unit public offering price of $4.125.

Due to liquidity constraints, most of Dr. Thramann’s salary payments for 2020 and prior years were deferred. He was only paid cash compensation of $19,760 in 2020 while 145,240 was deferred. The total deferred amount owed to Dr. Thramann from 2020 and prior years was approximately $661,000 at the time of our February 2021 IPO and was included in our financial statements as a portion of “Accrued fees to a related party”. The Company paid this deferred compensation in early 2021.

Dr. Thramann has participated as an investor in multiple private placements of the Company’s securities. The terms of Dr. Thramann’s participation in these private placements were the same as were made available to other investors participating in these transactions. During 2020, Dr. Thramann purchased an aggregate of $36,149 of our convertible notes. As described in Note 5 to our in our 2022 Annual Report financial statements, these convertible notes converted into shares of common stock in connection with our February 2021 IPO.

On November 14, 2022, we entered into a secured bridge note (“Note 1”) financing with Richard Minicozzi, who is a significant existing stockholder of the Company. The Company received $2,000,000 of gross proceeds in connection with this financing. The principal amount of Note 1 is $2,200,000. Note 1 has a 10% interest rate and matures on May 31, 2023. Note 1 is secured by a lien on substantially all of the Company’s assets. At maturity, Mr. Minicozzi has the option to convert any original issue discount and accrued but unpaid interest into shares of the Company’s common stock. The fixed conversion price is $1.23 per share. In connection with the Note 1 financing, the Company issued Mr. Minicozzi 300,000 common stock warrants with a five-year term and a fixed $2.10 per share exercise price.

The Company has the option to extend the maturity date of Note 1 by six months to November 30, 2023. In the event of an extension, the interest rate on Note 1 will increase to 20% and the Company will issue an additional 300,000 warrants.

The Company exercised its option to extend the maturity date of Note 1 by six months to November 30, 2023. Upon exercise of such extension, the interest rate on the secured note increased to 20% and the Company issued an additional 300,000 warrants.

On April 17, 2023, we entered into an additional secured bridge note (“Note 2”) financing with Mr. Minicozzi. The Company received $750,000 of gross proceeds in connection with the Note 2 financing. The principal amount of Note 2 is $825,000. Note 2 has a 10% interest rate and matures on July 31, 2023. Note 2 is secured by a lien on substantially all of the Company’s assets. At maturity, the Investor has the option to convert any original issue discount and accrued but unpaid interest on Note 2 into shares of the Company’s common stock. The fixed conversion price is $0.61 per share.

In connection with the Note 2 financing, the Company issued issue to the Investor 650,000 common stock warrants with a five year term and a fixed $0.61 per share exercise price. 325,000 of such warrants are exercisable immediately. The other 325,000 of such warrants would only become exercisable if the maturity date of Note 2 is extended in accordance with the terms of Note 2.

If Note 2 remains outstanding as of July 31, 2023, the Company has the option to extend the maturity date of Note 2 to November 30, 2023. Upon such extension, the interest rate on Note 2 will be increased to 20% rather than 10%, and the 325,000 portion of the warrants shall become exercisable.

The Company has exercised its option to extend the maturity date of Note 2 to November 30, 2023.

In connection with the Note 2 financing, the parties agreed to make certain amendments to the previous Note 1 financing.

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The parties agreed to cancel the 300,000 common stock warrants issued November 14, 2022 in connection with the previous Note 1 financing. In addition, the Company issued to the Investor common stock warrants for 600,000 common shares, with an exercise price of $0.61 per common share and a five year term. 300,000 of such warrants are exercisable immediately. The other 300,000 of such warrants would only become exercisable if the maturity date of the Note 1 is extended in accordance with the terms of the Note 1.

Mr. Minicozzi will not be able to receive shares upon conversion or exercise, unless prior stockholder approval is obtained, if the number of shares to be issued to the investor, when aggregated with all other shares of common stock then owned by the investor beneficially or deemed beneficially owned by the investor, would (i) result in the investor owning more than the Beneficial Ownership Limitation (as defined below), as determined in accordance with Section 13 of the Securities Exchange Act of 1934 or (ii) otherwise constitute a Change of Control within the meaning of Nasdaq Rule 5635(b). The “Beneficial Ownership Limitation” shall be 19.99% of the number of shares of the common stock outstanding immediately prior to the proposed issuance of shares of common stock.

Related Person Transaction Policy

Our board of directors adopted a written related person transaction policy providing that transactions with our directors, executive officers and holders of five percent or more of our voting securities and their affiliates, each a related person, must be approved by the audit committee. This policy became effective in February 2021 in connection with our IPO. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related person transactions,” which are transactions between us and related persons and in which a related person has or will have a direct or indirect material interest.

Pursuant to this policy, the material facts as to the related person’s relationship or interest in the transaction are disclosed to our audit committee prior to their consideration of such transaction. The audit committee will consider, among other factors that it deems appropriate, whether the transaction is on terms no less favorable to us than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Officers, directors, and greater than 10% stockholders are required to furnish us with copies of all such forms which they file.

To our knowledge, based solely on our review of such reports, and any amendments thereto, or written representations from certain reporting persons, we believe that all of the filing requirements applicable to our officers, directors, greater than 10% beneficial owners, and other persons subject to Section 16 of the Exchange Act were complied with during the year ended December 31, 2022.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of September 30, 2023, by (i) each person who beneficially owned more than 5% of our outstanding shares of common stock, (ii) each director, (iii) each Named Executive Officer and (iv) all of our directors and executive officers as a group. Unless otherwise indicated, the address of each executive officer and director is c/o Auddia, 2100 Central Avenue, Suite 200, Boulder, CO 80301.

The number of shares of common stock “beneficially owned” by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership of shares of our common stock includes (1) any shares as to which the person or entity has sole or shared voting power or investment power, and (2) any shares as to which the person or entity has the right to acquire beneficial ownership within 60 days after September 30, 2023.

The calculations set forth below are based upon 19,947,223 shares of common stock outstanding at September 30, 2023.

Unless otherwise indicated below, and subject to community property laws where applicable, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Jeffrey Thramann (1)	2,022,719	10.1%
Richard Minicozzi (2)	2,112,945	10.6%

Executive Officers and Directors:
Michael Lawless (3)	435,130	0.2%
Peter Shoebridge (4)	–	–%
Stephen Deitsch (5)	32,024	0.0%
Timothy J. Hanlon (5)	32,024	0.0%
Thomas Birch (5)	32,024	0.0%
All directors and executive officers as a group (7 persons)	4,676,866	20.9%

(1)	Dr. Thramann is also a director of the Company. Includes (i) 1,888,583 shares of common stock, and (ii) 134,136 shares underlying outstanding common stock warrants. Does not include (i) 969,000 shares of common stock underlying Series A warrants (which warrants are not currently exercisable by Dr. Thramann due to the operation of a 4.99% beneficial ownership exercise restriction contained in such warrants), and (ii) 138,000 shares underlying currently unvested RSUs granted under our 2021 equity incentive plan.
(2)	Includes (i) 1,750,450 shares of common stock, and (ii) 362,495 shares underlying outstanding common stock warrants. Does not include any shares relating to the conversion feature contained in the senior secured bridge notes held by Mr. Minicozzi because such conversion feature will not be exercisable within 60 days of September 30, 2023.
(3)	Includes (i) 18,501 shares of common stock, and (ii) 416,629 shares of common stock underlying stock options exercisable within 60 days of March 10, 2023. Does not include 144,008 of unvested options granted under our equity incentive plans.
(4)	Does not include 300,000 of unvested options granted under our equity incentive plans.
(5)	Includes 32,024 shares of common stock. Does not include 45,750 shares underlying currently unvested RSUs granted under our 2021 equity incentive plan.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Auddia’s financial statements, (2) Auddia’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Auddia’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Auddia and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Auddia’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Auddia’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2022. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Auddia be included in Auddia’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, that was filed with the SEC. The information contained in this report shall not be deemed to be “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF AUDDIA INC.

Stephen Deitsch
Timothy Hanlon
Thomas Birch

November [***], 2023

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HOUSEHOLDING

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary, telephone: 303-219-9771. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. However, if the date of the annual meeting of stockholders in 2024 (the “2024 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2024 Annual Meeting.

If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. We intend to hold the 2024 annual meeting in late May or early June, 2024. Therefore, we intend to publicly announce the date of the 2024 annual meeting and the Rule 14a-8 deadline in early 2024.

SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

We intend to hold the 2024 annual meeting in late May or early June, 2024. Therefore, we intend to publicly announce the date of the 2024 annual meeting and the Rule 14a-8 deadline in early 2023.

Stockholder proposals and the required notice should be addressed to Auddia Inc., 2100 Central Avenue, Suite 200, Boulder, CO 80301, Attention: Corporate Secretary.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at https://www.sec.gov. You may also access any document we file with the SEC on our website at https://www.auddiainc.com under the “Investor Relations” section.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated November [***], 2023. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNUAL REPORT

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:

Auddia Inc.

2100 Central Avenue, Suite 200

Boulder, CO 80301

(303) 219-9771

Attention: Corporate Secretary

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

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APPENDIX A

CERTIFICATE OF AMENDMENT

to the

CERTIFICATE OF INCORPORATION

of

AUDDIA INC.

AUDDIA INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Auddia Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on February 16, 2021, as amended ( the “Certificate of Incorporation”).

SECOND: ARTICLE IV of the Corporation’s Certificate of Incorporation shall be amended by inserting Subsection “(D)” at the end of such section which shall read as follows:

D. Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each [***] shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Prior Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Prior Common Stock, be reclassified, combined, converted and changed into [***] fully paid and nonassessable shares of common stock, par value of $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The conversion of the Prior Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Prior Common Stock shall represent the number of shares of New Common Stock into which such Prior Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the Reverse Stock Split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split.

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the [***] day of [***], 20[**].

AUDDIA INC.

By:________________

Name:

Title:

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VOTE ON INTERNET

Go to http://www.vstocktransfer.com/proxy

Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. December [**], 2023.

CONTROL #

VOTE IN PERSON

If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on December 8, 2023 at 9:30 a.m. (Mountain time) at the offices of 2100 Central Avenue, Suite 200, Boulder, CO 80301

* SPECIMEN *
1 MAIN STREET
ANYWHERE PA 99999-9999

Annual Meeting of Stockholders Proxy Card - Auddia Inc.

The Board of Directors recommends you vote "FOR" each of the director nominees, "FOR" on Proposals 2 and 3

1. Election of Directors:

☐ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES' NAMES BELOW:

01 Jeffrey Thramann 02 Michael Lawless 03Stephen Deitsch 04 Timothy Hanlon 05 Thomas Birch

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Proposal to amend the Company's certificate of incorporation to effect the reverse stock split.

☐ FOR ☐ AGAINST ☐ ABSTAIN

☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof.

Date	**Signature**	**Signature, if held jointly**

To change the address on your account, please check the box at right and indicate your new address. ☐

* SPECIMEN * AC:ACCT999 90.00